UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2019

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 SE Water Avenue, Suite 390

Portland, OR 97214

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 23, 2019, Nasdaq notified Eastside Distilling, Inc. (the “Company”) that as a result of the recent appointments of independent Directors Shawn Willard, Geoffrey Gwin, and Lawrence Firestone, the Company is in compliance with Nasdaq’s listing Rules and that the Nasdaq matter (reported in the Company’s Form 8-K dated August 19, 2019) has been closed.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Lawrence Firestone to the Board

On September 19, 2019, the Company’s Board of Directors (the “Board”) appointed Lawrence Firestone to the Board, effective immediately, to serve until the Company’s 2020 Annual Meeting of Stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal, whichever first occurs. Mr. Firestone was also appointed to be a member of and the Chair of the Audit Committee, and a member of the Nominating and Corporate Governance Committee and Compensation Committee.

Mr. Firestone is the Executive Vice President and Chief Financial Officer of Akonni Biosystems, Inc. and the Chairman of FirePower Technology, Inc. Mr. Firestone has over three decades of experience as the Chief Executive Officer, Chief Financial Officer, and Director of public and private companies. Mr. Firestone holds a Bachelor of Science in Business Administration, with an emphasis in accounting, from Slippery Rock University of Pennsylvania.

With the appointment of Mr. Firestone, the membership of the committees of the Company’s Board are as follows: Audit Committee: Lawrence Firestone (Chair), Paul Shoen, Shawn Willard, and Geoffrey Gwin; Compensation Committee: Geoffrey Gwin (Chair), Paul Shoen, Shawn Willard, and Lawrence Firestone; Nominating and Corporate Governance Committee: Shawn Willard (Chair), Paul Shoen, Geoffrey Gwin, and Lawrence Firestone.

Item 8.01 Other Events

On September 24, 2019, the Company issued a press release announcing it had appointed Mr. Firestone to the Board and that it had regained compliance with Nasdaq listing rules. A copy of the press release is attached hereto and furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated September 24, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2019

EASTSIDE DISTILLING, INC.

By:	/s/ Steven Shum
Steven Shum
Interim Chief Executive Officer and Chief Financial Officer